================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          LIFE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          LIFE FINANCIAL CORPORATION
                         10540 Magnolia Avenue, Suite B
                          Riverside, California 92505
                                 (909) 637-4000

                                                                  April 27, 1998

Fellow Stockholders:

     You are cordially invited to attend the first annual meeting of stockholders (the "Annual Meeting") of LIFE Financial Corporation (the "Company"), which will be held on May 28, 1998, at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche, LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the nominee as director specified under Proposal 1 and "FOR" Proposals 2 and 3.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of the Company, we thank you for your continued interest and support.

Best Regards,


/s/ DANIEL L. PERL
----------------------------------
Daniel L. Perl
President, Chief Executive Officer
and Director

                           LIFE FINANCIAL CORPORATION
                             10540 Magnolia Avenue
                          Riverside, California 92505
                                 (909) 637-4000

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 28, 1998

                           -------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of LIFE Financial Corporation (the "Company") will be held on May 28, 1998, at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1. The election of one director for a term of three years or until his successor is elected and qualified;

      2.  The approval of the Life Financial Corp. 1997 Stock Option Plan;

      3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

      4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established April 20, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 10540 Magnolia Avenue, Riverside, California 92505, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                    By Order of the Board of Directors


                                    /s/ JEFFREY BLAKE
                                    -------------------
                                    Jeffrey Blake
                                    Corporate Secretary
                                    Vice President

Riverside, California
April 27, 1998

                          LIFE FINANCIAL CORPORATION

                           -------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 28, 1998

                           -------------------------


Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of LIFE Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the first annual meeting of stockholders (the "Annual Meeting"), to be held on May 28, 1998 at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California and at any adjournments thereof. The 1998 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement, which is first being mailed to recordholders on or about April 27, 1998.

     Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the nominee for director named in this proxy statement, FOR the approval of the Life Financial Corp. 1997 Stock Option Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ended December 31, 1998.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, ChaseMellon Shareholder Services, L.L.C., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Life Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on April 20, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,546,716 shares.

     As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of the director set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

     As to the approval of the Life Financial Corp. 1997 Stock Option Plan ("1997 Stock Option Plan") set forth in Proposal 2 and other matters that may properly come before the Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law, and affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the annual Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute shareholder approval of the proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and shall have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote on the Proposal and have no effect on the vote on the Proposal.

     As to the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company set forth in Proposal 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or
(b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, ChaseMellon Shareholder Services, L.L.C., and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange

Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                     Name and Address of         Amount and Nature of    Percent
Title of Class        Beneficial Owner           Beneficial Ownership   of Class
--------------       -------------------         --------------------   --------
Common Stock      Wellington Management                916,400(1)         14.0%
                  Company, LLP
                  75 State Street
                  Boston, Massachusetts 02109

Common Stock      Financial Stocks, Inc.               621,500(2)          9.5%
                  507 Carew Tower
                  Cincinnati, Ohio  45208

Common Stock      Franklin Mutual Advisors, Inc.       442,600(3)          6.8%
                  51 John F. Kennedy Parkway
                  Short Hills, NJ  07078

Common Stock      FMR Corp.                            369,600(4)          5.7%
                  82 Devonshire Street
                  Boston, MA  02109

________________________
(1)  As disclosed on a Schedule 13G Amendment No. 1 filed on February 10, 1998.
(2) As disclosed on a Schedule 13D Amendment No. 3 filed on March 16, 1998. Financial Stocks, Inc. is general partner of Financial Stocks Limited Partnership and the discretionary investment advisor of Rising Stars Offshore Fund. Of the 621,500 shares, 586,425 shares are owned of record by Financial Stocks Limited Partnership and 35,075 shares are owned by Rising Stars Offshore Fund.
(3)  As disclosed on a Schedule 13G filed on February 5, 1998.
(4)  As disclosed on a Schedule 13G filed on February 10, 1998.

Interest of Certain Persons in Matters to be Acted Upon

     All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.


                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. With the exception of Robert K. Riley, each of the five members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The nominee proposed for election at this Annual Meeting is Milton E. Johnson.

     In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the person named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominee proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominee and Continuing Directors

     The following table sets forth, as of the Record Date, the names of the nominee, continuing directors and Named Executive Officers (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominee, his proposed term) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

                                                         Shares of
   Name and Principal                       Expiration  Common Stock
  Occupation at Present           Director  of Term as  Beneficially  Percent of
 and for Past Five Years     Age  Since(1)   Director    Owned(2)(3)   Class(4)
-------------------------    ---  --------  ----------  ------------  ----------

NOMINEE

Milton E. Johnson             60    1983       2001        114,526         1.7%
Mr. Johnson has been the
President of Home Lumber
Company, a building
materials supplier, since
1960.  He has been a
partner in Central Nevada
Hay Company since 1987.

                                                         Shares of
   Name and Principal                       Expiration  Common Stock
  Occupation at Present           Director  of Term as  Beneficially  Percent of
 and for Past Five Years     Age  Since(1)   Director    Owned(2)(3)   Class(4)
-------------------------    ---  --------  ----------  ------------  ----------

CONTINUING DIRECTORS

John D. Goddard               58    1988       2000        174,276       2.7
Mr. Goddard has been
President of Goddard
Accounting Corporation
since 1962.

Robert K. Riley               37    1997       2000           -           -
Mr. Riley is co-founder
and the former Chief
Executive Officer of
Millenium Asset
Management, L.L.C., an
SEC-registered investment
advisory firm.  From 1992
to 1996, Mr. Riley worked
for the Millenium Group,
a financial consulting
firm.  Mr. Riley is
currently Managing
Director of Life Capital
Markets.

Ronald G. Skipper             57    1983       1999        165,000       2.5
Chairman of the Board of
the Company.  Mr. Skipper
is a self-employed
attorney and has been
practicing law for 32
years.

Daniel L. Perl                49    1996       1999         95,422       1.5
President and Chief
Executive Officer of the
Company and the Bank.
Mr. Perl joined the Bank
in 1994 as Senior Vice
President and Chief Loan
Officer and was named to
his current position in
1996.  From 1991 to 1993,
Mr. Perl was a Senior
Vice President with WCP
Trading Corporation.

NAMED EXECUTIVE OFFICERS

Joseph R.L. Passerino         43      -          -           5,301        *
Senior Vice President of
the Company and the Bank
since 1996.  Prior to
joining the Bank in 1994,
Mr. Passerino was in
charge of loan production
for St. Thomas Capital
Corp.

                                                         Shares of
   Name and Principal                       Expiration  Common Stock
  Occupation at Present           Director  of Term as  Beneficially  Percent of
 and for Past Five Years     Age  Since(1)   Director    Owned(2)(3)   Class(4)
-------------------------    ---  --------  ----------  ------------  ----------

Mary E. Darter                37      -          -             500         *
Executive Vice President
of the Company and the
Bank.  Prior to joining
the Bank in 1994, Ms.
Darter was in charge of
the warehouse line of
credit division and bulk
acquisitions of Imperial
Credit Industries/Southern
Pacific Thrift and Loan.

Stock Ownership of all        -       -          -         555,025        8.5%
Directors and Executive
Officers as a Group
(7 persons)

________________________
 *      Does not exceed 1.0% of the Company's voting securities.
(1)     Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Does not include any shares issuable pursuant to outstanding options, none of which may be exercised until November 21, 1999.
(4) As of the Record Date, there were 6,546,716 shares of Common Stock outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that one transaction by Mr. Goddard was not reported on a timely basis on a Form 4. In addition, a Form 3 reporting Mr. Riley's initial ownership upon becoming a director of the Company was not filed on a timely basis. The appropriate forms were subsequently filed.

Meetings of the Board of Directors and Committees of the Board of Directors of the Company

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the

Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. During the year ended December 31, 1997, the Board of Directors of the Company held eleven meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company consists of Messrs. Skipper and Goddard. The Audit Committee is responsible for reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee of the Company met two times during 1997.

     Nominating Committee. The Board of Directors acted as Nominating Committee for the 1998 Annual Meeting. The Board of Directors considered and recommended the nominee for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act.

     Personnel/Compensation Committee. The Personnel/Compensation Committee of the Company consists of Messrs. Goddard and Johnson. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Personnel/Compensation Committee met two times in 1997.

Directors' Compensation

     Directors' Fees. Currently, all outside directors of the Company receive a monthly retainer of $1,500, while the Chairman of the Board of the Company receives a retainer of $2,000. In addition, each outside director of the Company received fees for each month preceding the holding company reorganization of the Bank starting with February 1997 for services performed on behalf of the Company. Outside directors of the Bank receive a retainer of $950 per month for serving on the Bank's Board of Directors, except the Chairman of the Board, who receives $1,200 per month.

     Option Plans. On May 21, 1997, stockholders of the Bank approved the Life Savings Bank, Federal Savings Bank 1996 Stock Option Plan (the "1996 Option Plan"), under which all directors who are not also employers of the Company or the Bank are eligible to receive options to purchase Common Stock. Under the 1996 Option Plan, each outside director was granted non-statutory options to purchase 9,180 shares of Common Stock at an exercise price of $3.33, which was the fair market value of the shares on the effective date of the grant. Options become exercisable in three (3) equal annual installments commencing on November 21, 1999.

     The Company has established the 1997 Stock Option Plan, under which all directors who are not also employees of the Company are eligible to receive options to purchase Common Stock. Under the 1997 Option Plan, each outside director was granted non-statutory options to purchase 17,500 shares of Common Stock at an exercise price of $11.00, which was the fair market price on the date of the grant. Options become exercisable in three equal annual installments commencing on June 30, 2000. In addition, upon joining the Board of Directors of the Company, Mr. Riley was granted on July 22, 1997, options to purchase 3,500 shares of Common Stock under the 1997 Stock Option Plan, at an exercise price of $18.50 per share, which such options become exercisable in three equal annual installments commencing on July 22, 2000.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company or the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

     During the 1997 fiscal year, the Compensation Committee of the Board of Directors of the Company was comprised of Messrs. Skipper, Goddard and Johnson and the Personnel/Compensation Committee of the Board of Directors of the Bank was comprised of Messrs. Edgar C. Keller, Johnson, Richard C. Caldwell and Goddard (together, the "Committees"). The Boards of Directors of the Company and the Bank delegate to the respective committees the responsibility for developing and administering policies which govern the total compensation program for the executive officers of the Company and the Bank. The Compensation Committee of the Company also administers the Company's stock option plans.

     The goal of the Company's and the Bank's executive compensation programs is to retain, motivate and reward management through the compensation policies and awards, while aligning their interests more closely with those of the Company and its stockholders. In furtherance of this goal, the program consists of three main components: (1) base salary; (2) bonuses, which are either discretionary or based on Company or Bank performance; and (3) stock options to provide long-term incentives for performance and to align executive officer and stockholder interests.

     Executive Compensation. Base salaries for the executive officers are established by the Committees based on the recommendations of management which considers, and applies subjectively as appropriate, individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills are in demand and internal and external comparability.

     Of the Company's and the Bank's executive officers, three are paid bonuses based on Company performance under the terms of the Company's cash bonus plan (the "Bonus Plan"). See "--Cash Bonus Plan." The other executive officer is a commissioned employee who receives a fixed annual salary and commissions based on the number of loans he originated. In addition, he is entitled to discretionary bonuses based on his performance respective to the Company's performance.

     The Committees believe that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Bank, and the Company, in connection with its initial public offering, have granted, and will continue to grant, key employees stock options pursuant to the Option Plans. The Compensation Committee of the Company grants options upon the recommendations of management. As of December 31, 1997, the Company's and the Bank's four executive officers held options to acquire 300,580 shares of the Company's Common Stock.

     Cash Bonus Plan. In February 1996, the Bank adopted a cash bonus plan for employees of the Bank, except for commissioned employees and employees with employment contracts, which provided for a performance-based cash bonus based on the Bank's performance. For 1997, it was determined that the Bonus Plan would pay bonuses in the aggregate of 15% of the after tax profits of the Bank in excess of a 15% return on average equity (as defined in the Bonus Plan). The Personnel/Compensation Committee believed that a fifteen percent return was generally perceived as a good return on equity for a financial services company, and only performance in excess of a good return on equity should be rewarded through the performance-based compensation program. Each Bonus Plan participant was given a Payment Amount based on the participant's contribution to, and impact upon, the success of the Company and the Bank. For fiscal 1997, the range in Payment Amounts for plan participants was from $3,660 to $59,768.

     Executive Compensation--Chief Executive Officer. In order to ensure continuity of management during the period prior to the holding company reorganization of the Bank and the concurrent initial public offering by the Company, at the recommendation of the Committees, the Bank and the Company entered into a Letter Agreement with Mr. Perl effective January 1, 1997, which was replaced by employment agreements between the Company and the Bank and Mr. Perl upon consummation of the initial public offering on June 30, 1997 (collectively, the "Employment Agreements"). Mr. Perl's compensation during the first half of fiscal 1997 was determined pursuant to the terms of the Letter Agreement, which provided that he would receive a base salary of $400,000 per year, plus a bonus equal to 8.0% of the average after tax net income of the Company and the Bank in excess of a 10.0% return on average equity, as defined in the Letter Agreement.

     Upon consummation of the reorganization and the initial public offering, Mr. Perl's compensation was determined according to the terms of the Employment Agreements. The Bank Employment Agreement provides that Mr. Perl receive a Base Salary of $150,000 per year, while the Company Employment Agreement provides that he receive a Base Salary of $250,000 per year, plus a bonus equal to 8.0% of the after tax net income of the Company in excess of a 10% return on average equity, as defined in the Employment Agreements. The Committees determined that the Employment Agreements aligned management and stockholder interest by linking a substantial portion of Mr. Perl's cash compensation to after-tax earnings, with the result that Mr. Perl's compensation improved directly in relation to improved Company profitability.

     In addition to the Employment Agreements, Mr. Perl was granted 25,000 options to purchase Common Stock of the Company in connection with the initial public offering, with an exercise price set at the initial public offering price. The options granted vest in three equal annual installments beginning on June 27, 2000. The Compensation Committee believed that the grant of options to Mr. Perl was necessary to retain his services which the Committee feels are instrumental to the long-term success of the Company, and the options, in connection with the vesting period, provide the appropriate level of long-term incentive to foster continued strong growth in stockholder values. Considering the compensation arrangements in the Employment Agreements and the number and vesting period of the stock options granted to Mr. Perl, the Compensation Committee believes that his compensation is primarily performance based.

                     Compensation Committee of the Company

                    Ronald G. Skipper       John D. Goddard
                               Milton E. Johnson

                  Personnel/Compensation Committee of the Bank

                     Edgar C. Keller      Milton E. Johnson
                                John D. Goddard

      Stock Performance Graph. The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the Nasdaq Stock Market (U.S.) Index and Nasdaq Financial Stocks Index for the period beginning on June 25, 1997, the first day of trading in the Company's Common Stock, through March 31, 1998. The data used to prepare the graph was prepared by the Center for Research in Security Prices ("CRSP") at the University of Chicago Graduate School of Business. The graph was derived from a very limited period of time, and, as a result, may not be indicative of possible future performance of the Company's Common Stock.


                     Comparison of Cumulative Total Returns
                 Among the Company, Nasdaq Stock Market (U.S.)
                    Index and Nasdaq Financial Stocks Index

                       [PERFORMANCE GRAPH APPEARS HERE]


                             LIFE           CRSP Index--     CRSP Index--
Measurement Period           Financial      Nasdaq Stock     Nasdaq Financial
(Fiscal Year Covered)        Corporation    Market Index     Stock Index
---------------------        -----------    ------------     ----------------
Measurement Pt-06/25/97      $100.0         $100.0           $100.0
FYE 07/31/97                 $138.0         $110.3           $107.6
FYE 08/29/97                 $126.9         $110.2           $106.7
FYE 09/30/97                 $136.1         $116.7           $117.1
FYE 10/31/97                 $131.5         $110.7           $115.1
FYE 11/28/97                 $114.8         $111.2           $117.6
FYE 12/31/97                 $ 93.5         $109.5           $126.2
FYE 01/30/98                 $ 81.5         $112.9           $121.2
FYE 02/27/98                 $118.5         $123.6           $128.1
FYE 03/31/98                 $148.1         $128.1           $133.6


                                    Summary

                              6/25/97   7/31/97   8/29/97   9/30/97   10/31/97   11/28/97   12/31/97   1/30/98   2/27/98   3/31/98
                              -------   -------   -------   -------   --------   --------   --------   -------   -------   -------
LIFE Financial Corporation      100.0     138.0     126.9     136.1      131.5      114.8       93.5      81.5     118.5     148.1
CRSP Index -- Nasdaq Stock
 Market Index                   100.0     110.3     110.2     116.7      110.7      111.2      109.5     112.9     123.6     128.1
CRSP Index -- Nasdaq
 Financial Stock Index          100.0     107.6     106.7     117.1      115.1      117.6      126.2     121.2     128.1     133.6

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the month end, is not a trading day, the preceding trading day is used.
D.  The index level for all series was set to $100.00 on 6/25/97.

     Summary Compensation Table. The following table shows, for the years ended December 31, 1997 and 1996, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the other executive officers of the Company who received compensation in excess of $100,000 ("Named Executive Officers").

--------------------------------------------------------------------------------------------------------------------------
                                                                               Long Term Compensation
                                                                        -----------------------------------
                                       Annual Compensation(1)                    Awards             Payouts
                               --------------------------------------   -------------------------   -------
                                                            Other       Restricted    Securities                  All
                                                            Annual        Stock       Underlying     LTIP        Other
Name and                        Salary      Bonus        Compensation     Awards     Options/SARs   Payouts   Compensation
Principal Position     Year      ($)         ($)            ($)(2)        ($)(3)        (#)(4)       ($)(5)      ($)(6)
--------------------------------------------------------------------------------------------------------------------------
Daniel L. Perl         1997    $400,000   $  902,731(7)        -             -            25,000       -         $2,375
President and Chief    1996      75,000    1,464,374(7)        -             -           192,260       -          2,370
Executive Officer

Joseph R.L.            1997    $ 42,000   $  327,055(7)        -             -            15,000       -         $2,375
Passerino              1996      29,000      217,199(7)        -             -            12,540       -          2,300
Senior Vice President

Mary E. Darter         1997    $ 81,265   $   37,334(7)        -             -            15,000       -         $1,709
Executive Vice         1996      62,100        5,306(7)        -             -            12,540       -          1,326
President

L. Bruce Mills Jr.     1997    $105,000   $   59,768(7)        -             -            15,000       -         $  828
Executive Vice         1996      94,800        6,785(7)        -             -            12,540       -          1,858
President(8)

______________________________

(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, as hereinafter defined.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.
(3) For 1997 and 1996, the Company and the Bank had no restricted stock plans in existence.
(4) Shares subject to options granted to Mr. Perl, Mr. Passerino, Ms. Darter and Mr. Mills under the Option Plans. See "Option Plans."
(5) For 1997 and 1996, there were no payouts or awards under any long-term incentive plan.
(6)  Includes employer contributions to the Bank's 401(k) Plan.
(7) Includes $1,079,185 earned by Mr. Perl during 1996 which was paid in 1997. All bonuses earned in 1997 were paid in 1998.
(8) Mr. Mills resigned as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company and the Bank effective March 31, 1998.

Employment Agreements

     The Bank and the Company have entered into employment agreements (collectively, the "Employment Agreements") with Mr. Perl. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Mr. Perl.

     The Employment Agreements provide for three-year terms for Mr. Perl. The Bank Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of Mr. Perl. The term of the Company Employment Agreement shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The Bank and Company Employment Agreements provide that Mr. Perl's salary will be reviewed annually. The Bank Employment Agreement provides that Mr. Perl will receive a Base Salary of $150,000 per year while the Company Employment Agreement provides that he will receive a Base Salary of $250,000 per year (together, the "Base Salary"), plus a bonus equal to 8.0% of the average of the after tax net income of the Company in excess of 10% return on average equity, as defined in the Employment Agreements ("Bonus"). Such Base Salary is pro rated between the Bank and the Company depending upon the duties performed for and the obligations to each of the Bank and the Company, respectively, while the Bonus shall be paid by the Company. The Bonus for each year shall be payable by the Company no later than March 15 of the following year. In addition to the Base Salary and Bonus, the Employment Agreements provide for, among other things, participation in stock benefits plans and other fringe benefits substantially equivalent to those in which Mr. Perl was participating or otherwise deriving benefit from immediately prior to the beginning of the terms of the Employment Agreements. The Employment Agreements provide for termination by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate Mr. Perl's employment for reasons other than for cause, or in the event of Mr. Perl's resignation from the Bank or the Company upon: (i) failure to re-elect Mr. Perl to his current offices; (ii) a material change in Mr. Perl's functions, duties or responsibilities; (iii) a relocation of Mr. Perl's principal place of employment by more than 30 miles; (iv) a material reduction in the benefits or perquisites to Mr. Perl from those being provided at the effective date of the Employment Agreement, unless consented to by Mr. Perl or such reduction is part of a nondiscriminatory reduction applicable to all employees; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the Employment Agreement by the Bank or the Company, Mr. Perl or, in the event of death, his beneficiary would be entitled to receive, pursuant to the Bank Employment Agreement, those payments due to Mr. Perl for the remaining term of the Employment Agreement or, pursuant to the Company Employment Agreement, an amount equal to three times his Base Salary under that Employment Agreement for the preceding year plus two times his Bonus for the preceding year; provided, however, that in the event that the Boards of Directors determine that such payment would have a material adverse affect on the Company's financial condition or results of operations, then the Company and the Bank shall pay Mr. Perl two times the previous year's Base

Salary under that Employment Agreement, Common Stock of the Company having a fair market value equal to one times the previous year's Base Salary under that Employment Agreement and two times the previous year's Bonus. The Bank and the Company would also continue to pay for Mr. Perl's life, health, dental and disability coverage for the remaining term of the Employment Agreement. Under certain circumstances, upon any termination of Mr. Perl, he is subject to a non-compete and liquidated damages provision and a confidentiality provision relating to information in his possession regarding the Company or the Bank. In the event that Mr. Perl thereafter breaches the non-compete provision, the Employment Agreements provide that he shall pay the Bank and the Company, in the aggregate, $500,000, as liquidated damages, in which event the non-compete provision will expire.

     Under the Employment Agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, Mr. Perl or, in the event of his death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue Mr. Perl's life, health, and disability coverage for thirty-six months.

     Payments to Mr. Perl under the Bank's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. In the event the Bank is not in compliance with its minimum capital requirements or if any payment under the Bank Employment Agreement would cause the Bank's capital to be reduced below minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or Successor thereto is in capital compliance. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by Mr. Perl pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Company, respectively, if Mr. Perl is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify Mr. Perl to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or the Company during 1997, the total amount of payments due under the Agreements, based on Base Salary and Bonus as reported in the Summary Compensation Table would have been $3.5 million.

     Option Plans. The Company maintains the 1996 Stock Option Plan and the 1997 Stock Option Plan, under which all employees of the Company are eligible to receive options to purchase Common Stock. The Plans provide discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options under the 1997 Stock Option Plan to the Named Executive Officers for fiscal 1997 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                       OPTIONS GRANTS IN LAST FISCAL YEAR


                                                                                 Potential Realizable
                                                                                   Value at Assumed
                                                                                   Annual Rates of
                                                                                     Stock Price
                                                                                  Appreciation for
                                 Individual Grants                                   Options(1)
------------------------------------------------------------------------------   --------------------
                         Number of
                         Securities    % of Total
                         Underlying    Option/SARs    Exercise or
                          Options/     Granted to     Base Price
                        SARs Granted   Employees in      Per        Expiration
Name                    (#)(2)(3)(4)   Fiscal Year      Share         Date(5)        5%         10%
----------------        ------------   ------------   -----------   ----------   ---------   ---------
Daniel L. Perl                25,000           21.9%       $11.00      6/30/07    $173,250    $427,250

Joseph R.L. Passerino         15,000           13.2%       $11.00      6/30/07    $103,950    $262,350

Mary E. Darter                15,000           13.2%       $11.00      6/30/07    $103,950    $262,350

L. Bruce Mills, Jr.           15,000           13.2%       $11.00      6/30/07    $103,950    $262,350


--------------------------------

(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(2) Options granted become exercisable in equal installments at an annual rate of 33.3% beginning June 30, 2000.
(3)  The purchase price may be paid in cash or in Common Stock.
(4)  To the extent possible, options will be treated as incentive options.
(5)  The option term is ten years.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock. No stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 1997.

                       Fiscal Year-End Option/SAR Values

                                                                 Value of
                                  Number of Securities          Unexercised
                                 Underlying Unexercised         In the Money
                                    Options/SARs at            Option/SARs at
                                   Fiscal Year End(#)        Fiscal Year End($)
                                 ----------------------      ------------------
           Name                     Unexercisable(1)          Unexercisable(2)
-------------------------        ----------------------      ------------------
Daniel L. Perl...........                       217,960              $1,834,188
Joseph R.L. Passerino....                        27,540                 140,934
Mary E. Darter...........                        27,540                 140,934
L. Bruce Mills, Jr.......                        27,540                 140,934

----------------------------

(1) 192,960 of Mr. Perl's options and 12,540 of Mr. Passerino's, Ms. Darter's and Mr. Mills's options have an exercise price of $3.33 and become exercisable at an annual rate of 33.3% beginning November 21, 1999. 25,000 of Mr. Perl's options and 15,000 of Mr. Passerino's, Ms. Darter's and Mr. Mills's options have an exercise price of $11.00 and become exercisable at an annual rate of 33.3% beginning on June 30, 2000. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 1997 was $12.625.

Transactions With Certain Related Persons

     The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank's current policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

     It is the policy of the Company that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

               PROPOSAL 2. APPROVAL OF THE LIFE FINANCIAL CORP.
                             1997 STOCK OPTION PLAN

     The Board of Directors of the Company is presenting for stockholder approval the 1997 Stock Option Plan in the form attached hereto as Appendix A. The purpose of the 1997 Stock Option Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the 1997 Stock Option Plan which is qualified in its entirety by the complete provisions of the 1997 Stock Option Plan attached as Appendix A.

General

     The 1997 Stock Option Plan authorizes the granting of options to purchase Commons Stock and option-related awards (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for purchase pursuant to the exercise of option and option-related Awards under the Option Plan is 333,072 shares. All officers, other employees and Outside Directors of the Company and its affiliates, are eligible to receive Awards under the under the 1997 Stock Option Plan. The 1997 Stock Option Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Option Plan. The exercise of options granted under the 1997 Stock Option Plan will result in an increase in the number of shares outstanding, and may have a dilute effect on the holdings of existing stockholders. The 1997 Stock Option Plan will be in effect for a period of ten years from the date of adoption by the Board of Directors.

     Types of Awards. The Option Plan authorizes the grant of Awards to employees and Outside Directors in the form of: (i) options to purchase the Company's common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Option"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; and (iii) limited rights which are exercisable only upon a change in control oft he Company (as defined in the Option Plan) ("Limited Rights").

     Options. The Board of Directors has granted 201,000 options to employees (including executive officers) and to Outside Directors under the 1997 Stock Option Plan. Options for 132,072 shares will be reserved and available under the 1997 Stock Option Plan for future grants to Outside Director and/or employees. All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Option Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable. The exercise price of all Incentive Stock Options must be provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternative" and "Alternative Option Payments."

     Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise prive must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

     Termination of Employment. Options granted under the 1997 Stock Option Plan may be exercised at such time as the Committee determines, but in no event shall an option be exercisable more than ten years from the date of grant (or five years from date of grant in the case of incentive stock options for a 10% owner). Unless otherwise determined by the Committee, upon termination of an employee's or Outside Director's services for any reason other than death, disability, retirement, change in control or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee in its discretion may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. Notwithstanding the foregoing, in the event of the death or disability or retirement of the option holder following a change in control of the Company or the Bank (as defined in the 1997 Stock Option Plan), all options granted to employees and/or Outside Directors will become fully vested and shall be exercisable for up to one year thereafter. In the event of termination for cause, all rights to options expire immediately.

     Limited Rights. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a limp sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

     Option Grants. It is currently intended that the Options proposed to be granted will include Limited Rights and will vest either upon grant or over a period of time as determined by the Committee in its sole discretion; provided, however, that all options, whether or not then exercisable, will be immediately exercisable in the event the optionee's employment or service is terminated due to death, disability, retirement or a change in control. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant.

     As of April 20, 1998, the closing price per share of Common Stock, as reported on the Nasdaq National Market was $25.375.

Tax Treatment

     An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purpose in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

Payout Alternatives

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the 1997 Stock Option Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the 1997 Stock Option Plan.

Alternate Option Payments

     The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in case or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall by valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

Amendment

     The Board of Directors may amend the 1997 Stock Option Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission.

Adjustments

     In the event of any change in the outstanding shares of Common Stock of the Company be reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All Awards under this 1997 Stock Option Plan shall be binding upon any successors or assigns of the Company.

Stockholder Approval

     If the 1997 Stock Option Plan does not receive the requisite affirmative vote of stockholders at this Annual Meeting, the Boar of Directors could determine to have the 1997 Stock Option Plan become effective immediately. In the absence of stockholder approval, the option awards under the Option Plan would not qualify as Incentive Stock Options under the Code, and the Company's qualification to have its stock traded on the Nasdaq National market could be adversely affected.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Life Financial Corp. 1997 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE LIFE FINANCIAL CORP. 1997 STOCK OPTION PLAN.

                               NEW PLAN BENEFITS



                                                            Stock Option Awards
                                                         -----------------------
                                                          Dollar       Number
                   Name and Position                     Value (1)  of Units (2)
                                                         ---------  ------------

Daniel L. Perl                                               -         25,000
  President and Chief Executive Officer of the Company
   and the Bank

Joseph R. L. Passerino                                       -         15,000
  Senior Vice President of the Company and the Bank

Mary E. Darter                                               -         15,000
  Executive Vice President of the Company and the Bank

All current executive officers as a group  (3 persons)       -         55,000

All other current directors of the Company as a group        -         56,000
 (4 persons)

Other employees (31 persons)                                 -         95,000


________________________
(1) The "dollar value" for options to be granted pursuant to the 1997 Stock Option Plan on the date of grant was zero, as the exercise price for such options was the fair market value on the date of grant.
(2) 132,072 Stock Option Awards remain unallocated under the 1997 Stock Option Plan.


                    PROPOSAL 3. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1997 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1998, subject to ratification of such appointment by the shareholders.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 23, 1998. If such annual meeting is held on a date more than 30 calendar days from May 28, 1999, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

     The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the shareholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                      By Order of the Board of Directors

                                      /s/ JEFFREY BLAKE

                                      Jeffrey Blake
                                      Corporate Secretary
                                      Vice President

Riverside, California
April 27, 1998


          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                   RETURN THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                             LIFE FINANCIAL CORP.
                            1997 STOCK OPTION PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Option related rights under the provisions of this Plan.

     (d) "Bank" means Life Savings Bank, Federal Savings Bank.

     (e) "Board of Directors" or "Board" means the board of directors of the Company.

     (f) "Change in Control" means a change in control of the Bank or the Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company, representing 20% or more of the Bank's or Company's outstanding securities except for any securities of the Bank purchased by the Company formed by the Bank for that purpose in connection with the reorganization of the Bank and any securities purchased by any tax qualified employee benefit plan of the Bank or Company; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the

Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or
(D) a solicitation of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or Company or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are non-employee directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 14 hereof.

     (j) "Company" means Life Financial Corp.

     (k) "Date of Grant" means the effective date of an Award.

     (l) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him, or in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (m) "Effective Date" means June 30, 1997, the effective date of the Plan.

     (n) "Employee" means any person who is currently employed by the Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (o) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (q) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (r) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the NASDAQ, AMEX or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (t) "Initial Public Offering" means the offering of shares of the Company's Common Stock concurrently with the Bank's Reorganization.

     (u) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (v) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under Section 7 as a Non-Statutory Stock Option.

     (w) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (x) "Outside Director" means a member of the Board of Directors of the Company or its Affiliates, who is not also an Employee.

     (y) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (z) "Participant" means any Employee or Outside Director who holds an outstanding Award under the terms of the Plan.

     (aa) "Reorganization" means the formation by the Bank of the Company and the subsequent reorganization pursuant to which the Bank will be a wholly-owned subsidiary of the Company.

     (bb) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank or the Company. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve on the Board of Directors of the Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Bank or the Company. With respect to an Outside Director Participant "Retirement" means the termination of service from the Board of Directors of the Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire or retirement as determined by the Bank (or the Company's) bylaws, or by reaching age 65, except that an Outside Director shall not be deemed to have retired for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

     (cc) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of a material loss to the Company or one of its Affiliates caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank or one of its Affiliates.

2.   ADMINISTRATION.
     --------------

     (a) The Plan as regards Awards to employees of the Company or its Affiliates, shall be granted and administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and Outside Directors and to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors shall be granted and administered by the Committee, pursuant to the terms of this Plan.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards and related rights as described in Sections 6 through 11 hereof may be granted under the Plan:

     (a)   Non-statutory Stock Options;
     (b)   Incentive Stock Options;
     (c)   Limited Rights

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 14, the maximum number of shares reserved for Awards under the Plan is 333,072 shares of the Common Stock. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Company. To the extent that Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Awards terminate, expire, are forfeited or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms herein all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         --------------
shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 9 hereof.

     (b) Terms of Options.  The term during which each Non-statutory Stock
         ----------------
Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-
statutory Stock Option may be exercised in whole or in part.   The acceleration
of any Non-statutory Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

     (c) Termination of Employment or Service.  Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, a Non-statutory Stock Option shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of one year following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability, death, Retirement or a Change in Control, all Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Participant's Non-Statutory Stock Options shall expire immediately upon termination.

     (d) Change in Control. Unless otherwise determined by the Committee, in the
         -----------------
event of the termination of the Participant's employment or service following a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall become exercisable by the Participant or his legal representatives or beneficiaries and remain exercisable for one year or such longer period as determined by the Committee following the date of the termination of employment or service, provided that in no event shall the period extend beyond the expiration of the term of the Non-statutory Stock Option.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to a Participant, the Participant owns Common Stock representing more than 10% of the total combined voting securities of the Bank (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Bank, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Participant, or by or for any corporation, partnership, estate or trust of which such Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 9 hereof.

     (b) Amounts of Options.  Incentive Stock Options may be granted to any
         ------------------
Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this
Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 7 exceeds this $100,000 limit, the portion of the Options in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such redesignation shall not be deemed to be a new grant or a regrant of such Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Options.  The term during which each Incentive Stock Option
         ----------------
may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to a Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) Termination of Employment.  Unless otherwise determined by the
         -------------------------
Committee, upon the termination of an Employee Participant's service for any reason other than Disability, Retirement, death, Change in Control or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability, Retirement or death, all Options shall immediately vest and be exercisable for one year after such termination, (however, in the event of Retirement, exercising after three months will result in loss of incentive stock option treatment under the Code) and in the event of Termination for Cause all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination.

     (e) Change in Control.  Unless otherwise determined by the Committee, in
         -----------------
the event of the termination of the Employee Participant's employment following a Change in Control, all Incentive Stock Options held by the Participant, whether or not exercisable at such time, shall become exercisable by the Participant or his legal representatives or beneficiaries and remain exercisable for one year or such longer period as determined by the Committee following the date of termination of the Employee Participant's employment, provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of termination of employment, and provided further, that in no event shall the period extend beyond the expiration of the term of the Incentive Stock Option.

     (f) Compliance with Code.  The Options granted under this Section are
         --------------------
intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so quality shall be treated as Non-statutory Stock Options.

8.   LIMITED RIGHTS.
     --------------

     Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights.  In no event shall a Limited Right be exercisable in
         ---------------
whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b) Payment.  Upon exercise of a Limited Right, the holder shall promptly
         -------
receive from the Company an amount of cash or some other payment option found in
Section 12, equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less an applicable tax withholding as set forth in Section 15.

9.   ALTERNATE OPTION PAYMENT MECHANISM.
     ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the Award

Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment.  The exercise price may be paid in cash or by certified
         ------------
check.

     (b) Borrowed Funds.  To the extent permitted by law, the Committee may
         --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c) Exchange of Common Stock.
         ------------------------

         (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised. The shares gained through the exercise are then tendered back to the Bank as payment for some other number of Options. This transaction may be repeated as needed to exercise all of the Options available.

         (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

10.  RIGHTS OF A SHAREHOLDER
     -----------------------

     No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

11.  NON-TRANSFERABILITY
     -------------------

     Except to the extent permitted or restricted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of an Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, an Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, an Award is transferable by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

          (iii) If a recipient of an Award is subject to the provisions of
Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Award.

12.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, the Board of Directors, tax law considerations or applicable securities law considerations.

13.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock underlying Awards already made under the Plan;

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Company.

15.  TAX WITHHOLDING.
     ---------------

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3, if applicable, or any amendment or successor rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

16.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code, shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

17.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Effective Date of the Plan shall be the date of its adoption by the Board of Directors.

18.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the exercise of Options, or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant or Outside Director Participant, adversely affect his vested rights under a previously granted Award.

19.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of California to the extent not superseded by federal law.

20.  SUCCESSORS AND ASSIGNS.
     ----------------------

     All awards under this Plan shall be binding upon any successors or assigns of the Company including any holding company that may be formed by the Company.

21.  DELEGATION OF AUTHORITY.
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award Agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the Plan to the executive officer(s) of the Company. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company for determinations to be made pursuant to the Plan.

     IN WITNESS WHEREOF, the Company has established this Plan, to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 30th day of June, 1997.



[CORPORATE SEAL]                           LIFE FINANCIAL CORP.



June 30, 1997                         By:  /s/ Daniel L. Perl
--------------------------------           -------------------------------------
Date                                       President and Chief Executive Officer


ADOPTED BY THE BOARD OF DIRECTORS:



June 30, 1997                         By:  /s/ L. Bruce Mills, Jr.
--------------------------------           -------------------------------------
Date                                       Secretary

                                REVOCABLE PROXY
                          LIFE FINANCIAL CORPORATION
                        ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                 MAY 28, 1998
                            10:00 A.M. PACIFIC TIME

     The undersigned hereby appoints the official proxy committee of the Board of Directors of LIFE Financial Corporation (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 28, 1998 at 10:00 a.m. Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California, and at any and all adjournments thereof, as indicated on the back of this proxy.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 27, 1998 and of the Annual Report to Stockholders.

 (CONTINUED ON THE OTHER SIDE - IMPORTANT TO MARK, DATE AND SIGN ON THE OTHER
                                     SIDE)



                          x  FOLD AND DETACH HERE  x

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
                                                               Please mark
                                                               your votes    [X]
                                                               as indicated


1.  The election as director of the              FOR           VOTE WITHHELD
    nominee listed (except as marked            [___]              [___]
    to the contrary to the right).

    Milton E. Johnson

    INSTRUCTION: To withhold your
    vote for any individual nominee,
    write that nominee's name on the
    line provided below:


___________________________________



2.  The approval of the Life Financial Corp.     FOR       AGAINST      ABSTAIN
    1997 Stock Option Plan.                     [___]       [___]        [___]


3.  The ratification of the appointment of
    Deloitte & Touche LLP as independent        [___]       [___]        [___]
    auditors of the Company for the fiscal
    year ending December 31, 1998.



                                      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                      Dated:____________________________________


                                      __________________________________________
                                               SIGNATURE OF STOCKHOLDER

                                      __________________________________________
                                               SIGNATURE OF STOCKHOLDER


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           x FOLD AND DETACH HERE x